Buffalo Early Stage Growth Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)
COMMON STOCKS - 94.7%	Shares	Value
Communication Services - 1.1%
Interactive Media & Services - 1.1%
Shutterstock, Inc.	17,900	864,212
Consumer Discretionary - 13.4%
Automobile Components - 2.2%
Patrick Industries, Inc.	17,900	1,796,265
Diversified Consumer Services - 2.1%
OneSpaWorld Holdings Ltd.(a)	120,300	1,696,230
Hotels, Restaurants & Leisure - 4.9%
Accel Entertainment, Inc.(a)	105,100	1,079,377
Playa Hotels & Resorts N.V.(a)	173,700	1,502,505
Portillo's, Inc. - Class A(a)	52,000	828,360
Target Hospitality Corp.(a)	48,710	473,949
		3,884,191
Household Durables - 3.0%
Lovesac Co.(a)	41,600	1,062,880
Skyline Champion Corp.(a)	18,070	1,341,878
		2,404,758
Leisure Products - 1.2%
Malibu Boats, Inc. - Class A(a)	17,900	981,278
Total Consumer Discretionary		10,762,722
Consumer Staples - 3.7%
Beverages - 1.6%
MGP Ingredients, Inc.	12,760	1,257,115
Food Products - 2.1%
SunOpta, Inc.(a)	311,000	1,701,170
Total Consumer Staples		2,958,285
Energy - 1.2%
Energy Equipment & Services - 1.2%
Cactus, Inc. - Class A	21,320	967,928
Financials - 12.9%
Capital Markets - 4.8%
Hamilton Lane, Inc. - Class A	21,985	2,493,978
Open Lending Corp.(a)	162,100	1,379,471
		3,873,449
Financial Services - 6.1%
Compass Diversified Holdings	113,700	2,552,565
i3 Verticals, Inc. - Class A(a)	42,600	901,842
Shift4 Payments, Inc. - Class A(a)	18,500	1,375,290
		4,829,697
Insurance - 2.0%
Kinsale Capital Group, Inc.	4,700	1,574,077
Total Financials		10,277,223
Health Care - 15.6%
Biotechnology - 1.1%
Halozyme Therapeutics, Inc.(a)	23,210	857,841

Health Care Equipment & Supplies - 4.7%
Establishment Labs Holdings, Inc.(a)	29,700	768,933
Inspire Medical Systems, Inc.(a)	5,700	1,159,551
Omnicell, Inc.(a)	14,700	553,161
OrthoPediatrics Corp.(a)	28,490	926,210
STAAR Surgical Co.(a)	13,375	417,434
		3,825,289
Health Care Providers & Services - 4.2%
Castle Biosciences, Inc.(a)	40,100	865,358
Option Care Health, Inc.(a)	37,940	1,278,199
Progyny, Inc.(a)	33,140	1,232,145
		3,375,702
Health Care Technology - 3.4%
HealthStream, Inc.	67,100	1,813,713
Simulations Plus, Inc.	19,500	872,625
		2,686,338
Life Sciences Tools & Services - 1.5%
BioLife Solutions, Inc.(a)	71,800	1,166,750
Pharmaceuticals - 0.7%
Verrica Pharmaceuticals, Inc.(a)	74,251	543,517
Total Health Care		12,455,437
Industrials - 30.7%(b)
Aerospace & Defense - 3.8%
AeroVironment, Inc.(a)	2,850	359,214
Cadre Holdings, Inc.	61,900	2,035,891
Kratos Defense & Security Solutions, Inc.(a)	30,000	608,700
		3,003,805
Air Freight & Logistics - 1.7%
Air Transport Services Group, Inc.(a)	79,100	1,392,951
Building Products - 3.6%
Advanced Drainage Systems, Inc.	9,200	1,293,888
Apogee Enterprises, Inc.	29,400	1,570,254
		2,864,142
Construction & Engineering - 3.2%
Bowman Consulting Group Ltd.(a)	71,500	2,539,680
Machinery - 5.4%
Federal Signal Corp.	26,300	2,018,262
Hillman Solutions Corp.(a)	160,000	1,473,600
Kornit Digital Ltd.(a)	46,000	881,360
		4,373,222
Professional Services - 9.9%
ICF International, Inc.	17,100	2,292,939
NV5 Global, Inc.(a)	18,500	2,055,720
Verra Mobility Corp.(a)	80,300	1,849,309
Willdan Group, Inc.(a)	79,400	1,707,100
		7,905,068
Trading Companies & Distributors - 3.1%
Transcat, Inc.(a)	22,700	2,481,791
Total Industrials		24,560,659
Information Technology - 14.5%
Communications Equipment - 2.9%
Calix, Inc.(a)	54,200	2,367,998
Electronic Equipment, Instruments & Components - 0.7%
nLight, Inc.(a)	42,800	577,800
IT Services - 1.4%
BigCommerce Holdings, Inc.(a)	113,500	1,104,355
Software - 9.5%
Cerence, Inc.(a)	22,900	450,214
CyberArk Software Ltd.(a)	7,100	1,555,255
Envestnet, Inc.(a)	27,005	1,337,288
Teradata Corp.(a)	29,000	1,261,790
Varonis Systems, Inc.(a)	48,700	2,205,136
Vertex, Inc. - Class A(a)	29,760	801,734
		7,611,417
Total Information Technology		11,661,570
Materials - 1.6%
Chemicals - 1.6%
Element Solutions, Inc.	56,000	1,295,840
TOTAL COMMON STOCKS (Cost $57,794,925)		75,803,876

REAL ESTATE INVESTMENT TRUSTS - 1.8%	Shares	Value
Health Care REITs - 1.8%
Community Healthcare Trust, Inc.	53,600	1,427,904
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,437,562)		1,427,904

WARRANTS - 0.0%(c)	Contracts	Value
Consumer Discretionary - 0.0%(c)
Specialty Retail — 0.0%(c)
Polished.com, Inc., Expires 06/02/2026, Exercise Price $2.25(a)	1,200,000	1,800
TOTAL WARRANTS (Cost $577,170)		1,800

SHORT-TERM INVESTMENTS - 3.7%
Money Market Funds - 3.7%	Shares
Fidelity Government Portfolio - Class Institutional, 5.24%(d)	2,924,392	2,924,392
TOTAL SHORT-TERM INVESTMENTS (Cost $2,924,392)		2,924,392
TOTAL INVESTMENTS - 100.2% (Cost $62,734,049)		$80,157,972
Liabilities in Excess of Other Assets - (0.2)%		(124,041)
TOTAL NET ASSETS - 100.0%		$80,033,931
Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of  December 31, 2023, the Fund did not hold fair valued securities.,
Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK
Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2023 (Unaudited)

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2023. These assets are measured on a recurring basis.

Buffalo Early Stage Growth Fund
Level 1		Level 2	Level 3	Total
Common Stocks	$75,803,876	-	-	$75,803,876
REITs	1,427,904	-	-	1,427,904
Warrants	1,800	-	-	1,800
Short Term Investments	2,924,392	-	-	2,924,392
Total*	$80,157,972	-	-	$80,157,972

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2023.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2023. The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines. The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.

WARRANTS
The Funds may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). As of December 31, 2023, the Fund held warrants with a market value of $1,800, or 0.00% of Net Assets.